Prepayment for Acquisition	6 Months Ended
Mar. 31, 2023
Prepayment for Acquisition [Abstract]
PREPAYMENT FOR ACQUISITION

NOTE 6 — PREPAYMENT FOR ACQUISITION

On September 26, 2022, the Company entered into a letter of intent for an equity transfer with an individual, Mr. Xibo Liu, pursuant to which, Mr. Xibo Liu transfers his 51% ownership in Yunnan Faxi Pharmaceuticals Co., Ltd. (“Yunnan Faxi”) to the Company at the price of RMB72 million (approximately $10.5 million). Based on contract terms, the Company prepaid RMB25 million (approximately $3.6 million) within three (3) business days upon signing the letter of intent. As of March 31, 2023, the prepayment was recorded as prepayment for acquisition on the balance sheets. The acquisition is expected to be completed and the remaining balance is expected to be paid in January 2024.